UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2012

Western Asset High Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-7162	13-3695576
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 777-0102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset High Income Fund Inc.
CURRENT REPORT ON FORM 8-K

Item 8.01               Other Events.

On April 17, 2012, Western Asset High Income Fund Inc. (the “Fund”) issued a press release announcing a change to one of the Fund’s investment policies.

Item 9.01               Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1	Press Release of the Fund, dated April 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset High Income Fund Inc.
(Registrant)

Date:	April 17, 2012
/s/ William Renahan
(Signature)

Name: William Renahan
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Press release of the Fund, dated April 17, 2012.